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                                                                  Exhibit No. 10



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on PaineWebber Growth Fund dated October 17, 2000 in this Registration Statement (Form N-1A No. 2-94983) of PaineWebber Olympus Fund.




                                                     /s/ ERNST & YOUNG LLP
                                                     ERNST & YOUNG LLP


New York, New York
December 21, 2000